Wound Management Technologies, Inc.

Investor Presentation

Presented by Wound Management Technologies
Chairman/CEO Robert H. Lutz, Jr.
10/11/2012


Cellerate RX
GEL
Cellerate RX
Cellerate RX
Cellerate RX Surgical
POWDER

Safe Harbor Statement

Statements in this Presentation are made as of the date of this Presentation unless stated otherwise and are subject to change, completion, or amendment without notice. Neither the delivery of this Presentation at any time shall under any circumstances create an implication that the information contained herein is correct as of any time subsequent to such date. Certain market and industry information contained in this Presentation was obtained from industry publications. Industry publications generally indicate that the information contained therein is from sources believed to be reliable, but this information has not been independently verified and no assurance can be given regarding the accuracy and completeness of such information.

In addition, this Presentation includes forward-looking statements that involve risk and uncertainties that may individually or mutually impact the matters herein described, including, but not limited to, product acceptance, economic, competitive, governmental, results of litigation, technological and/or other factors which are outside the control of the Company. Under the Private Securities Litigation Reform Act of 1995, estimates of future performance reflect various assumptions made by the Company that management deemed to be reasonable, but which may or may not prove accurate, as well as the exercise of a substantial degree of judgment by management as to the scope and presentation of such information. No representations or warranties are made as to the accuracy of such statements or estimates of anticipated performance. Actual results and developments may differ materially from those contemplated by these statements depending on such factors as changes in general economic conditions and financial or equity markets, technological changes, and other business risk factors. The Company does not assume, and expressly disclaims, any obligation to update these forward-looking statements.

Presentation Overview

1. **Company History**
   * Paradigm shift starting in April 2012
2. **CellerateRX Features**
   * Expanding sales team and introducing new product line
3. **Future Initiatives in Process**
   * Essential growth opportunities are being realized

Company History

* **Pre-April 2012**
  * No merger
  * No clear management directive
  * No real accountability


PROGRESS

* **Post-April 2012**
  * 3-year strategic performance plan
  * Reconstituted Board of Directors
  * Introduced budgeting and proper forecasting
  * Mobilized 200+ U.S. sales representatives with marketing initiatives
  * Resolved issues with the SEC

CellerateRX Features

* FDA cleared CellerateRX® wound care products sold in the $5B worldwide market
* CellerateRX powder and gel is a unique, patented Activated (hydrolyzed) collagen
  * Market and clinical validations
  * Cost-effective with broad uses
  * Use in all stages of wound healing
  * Performance advantages over competition
  * Patented
  * Biocompatible and biodegradable
  * Ease of use
  * Reduces wound pain
  * Minimizes the potential for scarring


GEL
Cellerate RX
GEL
Cellerate RX


Open for 3 years


14 Days

CellerateRX Regulatory Status

FDA 510k Cleared for all wounds* including, but not limited to:	
Pressure Ulcers (stage I-IV)	Diabetic Ulcers
Venous Stasis Ulcers	Traumatic Wounds
Surgical Wounds	1st and 2nd Degree Burns
Ulcers due to Arterial Insufficiency	Superficial Wounds (including skin tears)

*except 3rd degree burns

CellerateRX Before & After


2nd Degree Burn


7 Days

Cellerate® RX Surgical

ACTIVATED COLLAGEN®(CRX®)

- Designed for Sterile Environments
  - Higher-risk patients
  - Improving clinical outcomes
- Physicians are seeing positive results
  - Cost effective for hospitals and Medicare Reform
  - Reduced risk of post-surgical wound complications


Cellerate RX Surgical



Evidence Based Studies Verify Efficacy


SKIN&
WOUND CARE
SAWC SPRING
iSICR
PODIATRY MANAGEMENT

- Dr. Gary Rothenberg, DPM, CDE, CWS (Miami VA)
- Dr. Jane Fore, MD, FAPWCA, FACCWS (Director Tri-State Wound Care and Hyperbaric Center, Clarkson, Washington)
- Dr. Martin Newman, MD (Cleveland Clinic)
- Gregory B. Pott PhD, K. Scott Beard MS, Matthew Regulski, DPM and Leland Shapiro MD Department of Medicine, (Denver Veterans Medical Center, Denver, CO, Department of Medicine, University of Colorado, Aurora, CO)
- Dr. Matthew Regulski, DPM Director, (Wound Care Center of Ocean City, New Jersey)

Future Initiatives in Process

- **Paradigm shift resulting from strategic plan**
  - Distribution network of 200+ sales representatives
  - Entering more hospital operating rooms and wound care centers including long term health care and home health care
    - 40% of home health care patients suffer from some type of wound
  - Strategic partnership with Welldyne and their 40+ reps, servicing multiple marketplaces
  - Government initiatives
  - International
  - Pursuit of new, expanded, product lines

Future Initiatives in Process (continued)

- **New product lines**
  - Dental
  - Dermatology and Plastics
  - Sun Burn
  - Bone Wax *Resorbable Orthopedic Products, LLC*
    - $1.4B worldwide bio materials market through multiple product integration agreements
    - Resorbable orthopedic hemostat used to stop blood flow & delivery system for osteogenic osteoinductive orthopedic products
    - Premarket Studies in process, 510k's filed in late Q2 2012, expect to enter market in early 2013.

RESORBABLE ORTHOPEDIC PRODUCTS, LLC


5 Days

12 Days

24 Days

5 Days

12 Days

24 Days

2012 Total Sales Figures January - September



$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
January
February
March
April
May
June
July
August
September
Total Sales

*total 2011 sales were $400,000

Management Team

- **Bob Lutz** **Chairmen / CEO / President**
  - Oversaw the successful turn around and management of several public and private companies
  - Served as President and Chairman of companies with several thousand employees and international offices
- **Frank Wolfe** **VP Sales**
  - Successful sales representative and manager in the health care industry for 20+ years
  - Designed and executed several successful drug and device launch initiatives for major health care companies
- **Cathy Bradshaw** **President of Wound Care Innovations, LLC Division**
  - 25+ years of healthcare management experience in homecare, pharmacy & infusion services, long term care, and DME
- **Barry E. Constantine** **Project Consultant, Quality Manager**
  - Barry has extensive background in wound care science and product development, worldwide business development, surgical procedures and hemostasis product development
- **Larry G. Baratta, M.D., Ph.D** **Medical Director**
  - Published Doctor and speaker to the international wound community

Company Websites


Cellerate RX
Introducing CelleRateRX Surgical
Wound Management Technologies, Inc.

Opt-in for news at:

- www.wmgtech.com
- www.celleraterx.com

Presentation Overview

1. **Company History**
   * Paradigm shift starting in April 2012
2. **CellerateRX Features**
   * Expanding sales team and introducing new product line
3. **Future Initiatives in Process**
   * Essential growth opportunities are being realized

Wound Management Technologies, Inc.

Investor Presentation

Presented by Wound Management Technologies Chairman/CEO Robert H. Lutz, Jr.

777 Main Street, Suite 3100
Fort Worth, Texas 76102

+1 (817) 820-7077

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www.wmgtech.com and www.cellerate\rx.com

CellerateRX
ACTIVATED COLLAGEN (CRX)